UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):             February 19, 2000
                                                                   (May 2, 2000)


                             MEDIX RESOURCES, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


         Colorado                   000-24768                        84-1123311
-----------------------           ------------                      -----------
(State  or  other
jurisdiction of incorporation  (Commission File Number)       (I.R.S. Employer
 or organization)                                            Identification No.)




                      7100 East Belleview Avenue, Suite 301
                           Englewood, Colorado 80111
                           -------------------------
                   (Address of principal executive offices)



                                (303) 741-2045
                                --------------
             (Registrant's telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) The registrant is filing the required pro forma information in connection with the disposition of its remaining staffing businesses as described in Item 2 previously reported on Form 8-K dated February 19, 2000, on this amendment to Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIX RESOURCES, INC.


Date:  May 2, 2000                  By:/s/Patricia A. Minicucci
                                       ------------------------
                                    Patricia A. MInicucci
                                    Executive Vice President

                              MEDIX RESOURCES, INC.

                        UNAUDITED PRO FORMA STATEMENT OF

                       OPERATIONS AND UNAUDITED PRO FORMA

                                  BALANCE SHEET

The following unaudited pro forma statement of operations for the year ended December 31, 1999 and the unaudited pro forma balance sheet as of December 31, 1999, give effect to the sale of the remaining staffing businesses of Medix Resources, Inc to Medical Staffing Network, Inc.. The unaudited pro forma statement of operations has been prepared as if the proposed transaction occurred on January 1, 1999. The unaudited pro forma balance sheet has been prepared as if the proposed transaction occurred December 31, 1999. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above mentioned dates.

The unaudited pro forma statement of operations for the year ended December 31, 1999 includes the results of operations of Medix Resources, Inc., excluding its discontinued staffing business segment.

The unaudited pro forma statement of operations and the unaudited pro forma balance sheet should be read in conjunction with the historical financial statements and notes thereto of Medix Resources, Inc.

                              MEDIX RESOURCES, INC.

          Notes to Unaudited Pro Forma Combined Financial Statements

The following notes and adjustments are related to the staffing business disposition be Medix Resources, Inc.

1. To record the sale of the staffing business segment of Medix Resources, Inc. (Medix), in connection with the sale to Medical Staffing Network, Inc. (MSN) on February 19, 2000. Medix received $500,000 in cash and a $500,000 subordinated promissory note providing interest at Prime plus 1%. The note matures May 19, 2001.

The following gain was reported by Medix in connection with the sale:

                                                   (Unaudited)

Sales price                                       $1,000,000
Accounts receivable collection costs                (100,000)
                                                    --------
                                                     900,000

Assets acquired by MSN
   Property and equipment                            (91,000)
   Deposits                                          (15,000)

Liabilities assumed by MSN
   Accounts payable                                    3,000
   Accrued liabilities                                19,000
                                                    --------

Net gain on disposal                                $816,000
                                                    ========


2. To record collection costs on the Companies remaining staffing receivables, which will be collected by MSN and remitted to Medix. Medix will be required to pay 10% of the collected balance of its staffing receivables, which are estimated to be $100,000.

3.    To eliminate the results of the discontinued staffing business segment.

4. To record interest income at 9.5% on the subordinated note receivable from MSN.





                              MEDIX RESOURCES, INC.

                        Unaudited Pro Forma Balance Sheet

                             As of December 31, 1999

                              Medix      Debit           Credit         Totals
                              -----      -----           ------         ------

Assets

Cash                      $1,230,000     $500,000  (1)  $     -         $1,730,000
Prepaid expenses and         233,000          -           (15,000) (1)     218,000
 other

Accounts receivable, net     943,000          -          (100,000) (2)     843,000
                            -------      --------         --------        --------
 Total current assets      2,406,000      500,000        (115,000)       2,791,000
                           ---------     --------         --------       ---------

Property and equipment,      206,000                      (91,000) (1)     115,000
 net

Note receivable                           500,000  (1)        -            500,000
Intangible assets          2,017,000          -               -          2,017,000
                            ---------    --------         -------        ---------

   Total assets           $4,629,000   $1,000,000       $(206,000)      $5,423,000
                           ==========  ==========        =========      ==========

Liabilities and
 Shareholders' Equity

Current portion of           $84,000   $      -          $    -           $ 84,000
 long-term debt
Line of credit               484,000          -               -            484,000
Accounts payable             260,000        3,000   (1)       -    (1)     257,000
Accrued expenses             523,000       19,000   (1)       -    (1)     504,000
Accrued payroll taxes,
    interest and             502,000          -               -            502,000
                             -------      --------        -------         --------
    penalties

   Total current           1,853,000       22,000             -          1,831,000
                           ---------     --------         -------        ---------
    liabilities

Long-term debt               400,000          -               -            400,000
                             -------    --------          -------         --------

Shareholders' equity

Common stock                  27,000          -               -             27,000
Preferred stock                3,000          -               -              3,000
Additional                20,329,000          -               -         20,329,000
 paid-in-capital
Dividends payable in          25,000          -               -             25,000
 common stock
Accumulated deficit      (18,008,000)         -         (816,000)  (1) (17,192,000)
                          ----------     --------        -------        ----------
   Total shareholders'
    equity                 2,376,000          -         (816,000)        3,192,000
                            ---------    --------        --------        ---------


   Total liabilities
    and equity            $4,629,000     $ 22,000      $(816,000)       $5,423,000
                          ==========     ========      =========        ==========




                              MEDIX RESOURCES, INC.

                  Unaudited Pro Forma Statement of Operations

                      For the Year Ended December 31, 1999

                                            Pro  Forma Adjustments
                                            ----------------------
                               Medix        Debit           Credit           Totals
                               -----        -----           ------           ------

Revenues                  $10,836,000    $10,812,000 (3) $                  $ 24,000
Direct costs of services    8,474,000             -       (8,472,000) (3)      2,000
                           ---------      ----------       ---------        --------
 Gross Margin               2,362,000     10,812,000       8,472,000          22,000
                            ---------     ----------       ---------        --------

Operating expenses
 Selling, general and       6,566,000                    (2,193,000) (3)  4,373,000
   administration           ---------     ----------                      ---------
 Total operating expenses   6,566,000                    (2,193,000)      4,373,000
                            ---------     ----------                      ---------


Loss from operations       (4,204,000)   10,812,000        6,279,000     (4,351,000)
                           ----------    ----------        ---------      ---------

Gain on disposal of
 staffing business
 segment                           -                       (816,000) (1)    816,000
Interest income                    -                        (47,500) (4)     47,500
Interest expense             (643,000)                     (446,000) (3)   (197,000)
                           ----------    ----------         --------        --------

Net loss                  $(4,847,000)  $10,812,000      $5,017,000     $(3,684,500)
                          ===========    ==========       =========       =========


Basic earnings per share  $      (.30)                                  $      (.25)
                          ===========                                   ===========

Weighted average pro
 forma shares
 outstanding - basic       23,384,737                                    23,384,737
                          ===========                                   ===========

Diluted loss per share    $      (.30)                                  $      (.25)
                          ===========                                   ============

Weighted average pro
 forma shares
 outstanding - diluted     23,384,737                                    23,384,737
                          ===========                                   ===========


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